UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2025
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) The 2025 annual shareholders meeting of Empire State Realty Trust, Inc. (the “Company”) was held on May 15, 2025.

(b) The Class A and Class B common stockholders of the Company (i) elected all of the Company’s nominees for director, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers and (iii) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the meeting were as follows:

(i) Election of Directors:

Nominees	For	Against	Abstained	Broker Non-Votes
Anthony E. Malkin	170,388,902	5,100,033	38,678	9,643,719
Steven J. Gilbert	165,127,220	10,292,883	107,510	9,643,719
S. Michael Giliberto	173,329,087	2,091,097	107,429	9,643,719
Patricia S. Han	174,032,360	1,257,469	237,784	9,643,719
Grant H. Hill	174,097,998	1,176,312	253,303	9,643,719
R. Paige Hood	174,097,649	1,314,094	115,870	9,643,719
James D. Robinson IV	173,965,238	1,431,705	130,670	9,643,719
Christina Van Tassell	174,120,982	1,169,780	236,851	9,643,719
Hannah Y. Yang	174,148,751	1,160,157	218,705	9,643,719

(ii) Approval, on a non-binding advisory basis, of the compensation of the named executive officers:

For	Against	Abstained	Broker Non-Votes
170,553,313	4,771,266	203,034	9,643,719

(iii) Ratification of the Appointment of Ernst & Young LLP as the independent registered public accounting                                      firm for the fiscal year ending December 31, 2025:

For	Against	Abstained	Broker Non-Votes
184,444,910	590,700	135,722	n/a

With respect to the preceding matters, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 50 votes per share, so long as such Class B common stockholder continued to own 49 operating partnership units in Empire State Realty OP, L.P. for each such share of Class B common stock. Holders of Class A common stock and Class B common stock voted together as a single class on the matters covered at the meeting, and their votes were counted and totaled together.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: May 19, 2025	By:	/s/ Heather L. Houston
	Name:	Heather L. Houston
	Title:	Chief Counsel, Corporate & Secretary